UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 3, 2010 (June 2, 2010)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Amended and Restated 2006 Incentive Award Plan

At the Annual Meeting of Stockholders of Transcept Pharmaceuticals, Inc. (the “Company”) held on June 2, 2010 (the “Annual Meeting”), the stockholders of the Company approved the Company’s Amended and Restated 2006 Incentive Award Plan (the “Plan”), which the Company’s Board of Directors previously approved on April 7, 2010 subject to stockholder approval. The material terms of, and changes to, the Plan are described in the Company’s 2010 proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2010 in connection with the 2010 Annual Meeting (the “Proxy”), and a copy of the Plan, as approved, is attached to this Current Report on Form 8-K as Exhibit 99.1. The changes to the Plan as approved by the stockholders of the Company include, among other things, an extension of the term of the Plan from 2016 to 2020, an increase in the number of shares reserved under the Plan by 750,000, a change in the terms of the annual automatic share replenishment provision, and a change in the maximum number of shares that may be issued pursuant to incentive stock options. The stockholders also approved, as described in the Proxy, the material terms of the Plan to enable incentive compensation under the Plan to qualify as deductible “performance based compensation” within the meaning of Internal Revenue Code Section 162(m). The description of the Plan, the changes to the Plan and the other approvals by the stockholders with respect to the Plan as set forth in Item 5.07 below and as described in the Proxy are hereby incorporated by reference into this Item 5.02. The copy of the Plan attached hereto as Exhibit 99.1 is also incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting the stockholders of the Company:

1. Elected Christopher B. Ehrlich, Kathleen D. LaPorte, Camille D. Samuels and Frederick J. Ruegsegger as Class I Directors to serve for three-year terms and until their successors are duly elected and qualified;

2. Approved the Amended and Restated 2006 Incentive Award Plan; and

3. Ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010.

Each nominee for the Board of Directors was re-elected at the Annual Meeting. The votes with respect to each nominee were cast as follows:

	For	Withheld
Christopher B. Ehrlich	9,253,154	132,598
Kathleen D. LaPorte	9,260,182	125,570
Camille D. Samuels	9,253,304	132,448
Frederick J. Ruegsegger	9,260,032	125,720

The Company’s other directors with terms of office that continued after the 2010 Annual Meeting of Stockholders were Thomas D. Kiley, Jake R. Nunn, Glenn A. Oclassen, G. Kirk Raab, Daniel K. Turner III and John P. Walker.

The results of the stockholders’ votes on Proposals 2 and 3 were as follows:

	For	Against	Abstain	Broker Non-Vote
Proposal 2	8,659,561	715,863	10,328	1,909,093
Proposal 3	11,242,017	26,981	25,847	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Amended and Restated 2006 Incentive Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: June 3, 2010	By:	/S/ MARILYN E. WORTZMAN
	Name:	Marilyn E. Wortzman
	Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amended and Restated 2006 Incentive Award Plan.